EXHIBIT 4.1

                            [FRONT OF CERTIFICATE]

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP No. 26844P 10 9

                            [FRONT OF CERTIFICATE]

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCOPRATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP No. ________

                             CASINO PLAYERS, INC.
                  AUTHORIZED COMMON STOCK: 200,000,000 SHARES
                              PAR VALUE: $0.0001

THIS CERTIFIES THAT ________________________________

IS THE RECORD HOLDER OF ___________________________

Transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               [Corporate Seal]
                             CASINO PLAYERS, INC.
                                    Nevada

/s/ Joseph Fahoome			/s/ William Forhan
President				Chief Executive Officer

                  ________________________________________

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                             [BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM		--as tenants in common			UNIF FIGT MIN ACT	--Custodian under
										Uniform Gives to Minor
										Act [State]

TEN ENT		--as tenants by the entireties

JT TEN		--as joint tenants with the
		right of survivorship and not as
		tenants in common

Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED ________________ hereby sell, assign and transfer into

________________________________________

Please print or typewrite name and address, including zip code, of assignee

_________________ Shares of the capital stock represented by the written Certificate, and do hereby irrevocably constitute and appoint

____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitutions in the premises..

Dated:

Signature: ________________________________________

Signature Guarantee by: ________________________________________


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